                                                                   Exhibit 10.1

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND THE SAME HAVE BEEN (OR WILL BE, WITH RESPECT TO THE SECURITIES ISSUABLE UPON EXERCISE HEREOF) ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF
(I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (II) AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE ACT, THE RULES AND REGULATIONS THEREUNDER, OR APPLICABLE STATE SECURITIES LAWS.





No. CAW-___                                 Number of Shares Purchasable
Issue Date: ______________, 2004            Upon Exercise of Warrant:  ________

       Void after 5:00 p.m. Washington, D.C., Time on ______________, 2005

                      CLASS A COMMON STOCK PURCHASE WARRANT

                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

         This is to certify that, subject to the provisions of this Class A Common Stock Purchase Warrant (the "Warrant") and for value received, _____________________________ (the "Holder"), is entitled to purchase
____________________________ (_____) shares of common stock, $.001 par value per share (the "Common Stock"), subject to adjustment as set forth herein, of Guardian Technologies International, Inc., a Delaware corporation (the "Company"), at an exercise price of Two Dollars Sixty Five Cents ($2.65) per share, subject to adjustment as set forth herein (the "Exercise Price"), at any time during the period beginning ______________, 2004 (the "Exercise Date"), and ending eighteen (18) months after ___________________, 2004 (the "Expiration Date"), but not later than 5:00 p.m. Eastern Standard Time on the Expiration Date. This Warrant is part of a unit or units of securities being issued by the Company, each unit consisting of four (4) shares of Common Stock and one (1) Class A Common Stock Purchase Warrant of the Company.

         1. EXERCISE OF WARRANT. Subject to the provisions of Section 9 below, this Warrant may be exercised in whole or in part at any time or from time to time on or after the Exercise Date and until the Expiration Date; provided, however, that if either of such days is a day on which banking institutions are authorized by law to close (a "Bank Holiday"), then on the next succeeding day which shall not be a Bank Holiday.

                  (a) METHOD OF EXERCISE. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office or at the office of its transfer agent, if any (the "Transfer Agent"). The presentation and surrender of this Warrant for exercise must be accompanied by:
(i) the form of subscription which is attached hereto in Annex A (the "Form of Subscription") duly executed with signature guaranteed; and (ii) payment of the aggregate Exercise Price for the number of shares specified in such form. If this Warrant should be exercised in part only, upon presentation and surrender of this Warrant to the Company or the Transfer Agent for cancellation, the
Company shall execute and deliver a new warrant evidencing the rights of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt of this Warrant by the Company at its office or by the Transfer Agent at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such exercise; provided, however, that if at the date of surrender of such Warrant and payment of the aggregate Exercise Price, the transfer books for the Common Stock shall be closed, the certificates representing the Common Stock or other securities subject to issuance upon such exercise shall be issuable as of the date on which the Company's transfer books shall next be opened. Until such date, the Company shall be under no duty to deliver any certificate representing such Common Stock or other securities and the Holder shall not be deemed to have become a holder of record or owner of such Common Stock or such other securities.

                  (b) FORMS OF PAYMENT AUTHORIZED: Payment of the Exercise Price may be made in cash or by certified or bank cashier's check.

         2. RESERVATION OF SHARES. There shall at all times be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be subject hereto.

         3. FRACTIONAL SHARES. Notwithstanding any other provision hereof, the Company shall not be required to issue fractional shares of Common Stock upon the exercise of this Warrant. If any fraction of a share would, except for the provisions hereof, be issuable upon the exercise of this Warrant, then: (a) if the fraction of a share otherwise issuable is equal to or less than one-half, the Company shall round down and issue only the largest whole number of shares of Common Stock to which the Holder is otherwise entitled, or (b) if the fraction of a share otherwise issuable is greater than one-half, the Company shall round up and issue one additional share of Common Stock in addition to the largest whole number of shares of Common Stock to which the Holder is otherwise entitled.

         4. EXCHANGE, TRANSFER OR ASSIGNMENT OF WARRANT. Subject to the provisions of this Section 4 and of Section 9 below, this Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or the Transfer Agent, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of this Section 4 and of Section 9 below, upon surrender of this Warrant to the Company or the Transfer Agent accompanied by:
(a) the form of assignment which is attached hereto as Annex B (the "Form of Assignment") duly executed; and (b) funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new warrant in the name of the assignee named in the Form of Assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the office of the Company or the Transfer Agent, accompanied by a written notice signed by the Holder hereof specifying the names and denominations in which new warrants are to be issued.

         The term "Warrant" as defined above shall hereafter include any warrant into which this Warrant may be divided, exchanged or combined, and any Warrant as the same may be hereafter modified or amended from time to time.

         5. THEFT, DESTRUCTION, LOSS OR MUTILATION OF WARRANT. Subject to the provisions of Section 4, in the event of the theft, destruction, loss or mutilation of this Warrant, upon receipt by the Company of evidence satisfactory to it of such theft, destruction, loss or mutilation and, in the case of loss, theft or destruction, of such indemnification as the Company may in its discretion impose, and in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver a new warrant of like tenor and date.

         6. RIGHTS OF THE HOLDER. Prior to the exercise of any Warrant represented hereby, the Holder shall not be entitled by virtue hereof to any rights of a stockholder in the Company, either at law or equity. The rights of the Holder are limited to those expressed in this Warrant and are enforceable against the Company only to the extent set forth herein.

         7. ANTI-DILUTION PROVISIONS. The Exercise Price and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time as hereinafter provided:

                  (a) In case the Company shall issue shares of Common Stock as a dividend upon shares of Common Stock or in payment of a dividend thereon, or shall subdivide the number of outstanding shares of its Common Stock into a greater number of shares or shall contract the number of outstanding shares of its Common Stock into a lesser number of shares, the Exercise Price then in effect shall be adjusted, effective at the close of business on the record date for the determination of stockholders entitled to receive the same, to the price (computed to the nearest cent) determined by dividing (i) the product obtained by multiplying the Exercise Price in effect immediately prior to the close of business on such record date by the number of shares of Common Stock outstanding prior to such dividend, subdivision or contraction, by (ii) the number of shares of Common Stock outstanding immediately after such dividend, subdivision, or contraction.

                  (b) If any capital  reorganization or  reclassification of the capital stock of the Company, or consolidation or merger of the Company with or into another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions of this Warrant (including, without limitation, provisions for adjustment of the Exercise Price and of the number of shares of Common Stock or other securities issuable upon the exercise of this Warrant) shall thereafter be applicable as nearly as may be practicable in relation to any shares of stock, securities, or assets thereafter deliverable upon exercise of this Warrant. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase; and such successor corporation agrees to be bound by the provisions of Section 8 hereof with respect to any securities issued pursuant to such consolidation, merger or purchase of assets.

                  (c) Upon each adjustment of the Exercise Price pursuant hereto, the number of shares of Common Stock specified in this Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share of Common Stock) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of this Warrant and dividing the product so obtained by the Exercise Price in effect after such adjustment.

                  (d) Irrespective of any adjustments of the number or kind of securities issuable upon exercise of this Warrant or the Exercise Price, any warrants theretofore or thereafter issued may continue to express the same number of shares of Common Stock and Exercise Price as are stated in similar warrants previously issued.

                  (e) The Company may, at its sole option, retain the independent public accounting firm regularly retained by the Company, or another firm of independent public accountants of recognized standing selected by the Company's board of directors (the "Board of Directors"), to make any computation required under this section and a certificate signed by such firm shall be conclusive evidence of any computation made under this section.

                  (f) Whenever there is an adjustment in the Exercise Price and/or in the number or kind of securities issuable upon exercise of this Warrant, as provided herein, the Company shall: (i) promptly file in the custody of its Secretary or Assistant Secretary a certificate signed by the Chairman of the Board of Directors or the President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring such adjustment and the number and kind of securities issuable upon exercise of this Warrant after such adjustment; and (ii) cause a notice to be sent to the Holder stating that such adjustment has been effected and stating the Exercise Price then in effect and the number and kind of securities issuable upon exercise of this Warrant.

                  (g) The Exercise Price and the number of shares issuable upon exercise of this Warrant shall only be adjusted in the manner and upon the conditions heretofore specifically referred to in Subsections 7(a) through 7(f) above.

                  (h) Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 7 from: (i) options and warrants, and Common Stock issued upon exercise of options and warrants, granted to employees, officers, directors, consultants and other services providers, or pursuant to the Company's Amended and Restated 2003 Stock Incentive Plan or stock incentive or stock option plans and employee benefit or compensation plans heretofore or hereafter adopted, (ii) the conversion of convertible securities or derivative securities approved by the Board of Directors of the Company, (iii) Common Stock, warrants and options granted to vendors, banks, lenders, and equipment lessors, and other third parties the primary purpose of which is other than capital raising, (iv) in an offering registered under the Securities Act, (v) upon conversion of any shares of Series A Convertible Preferred Stock or other series of preferred stock heretofore or hereafter adopted by the Board of Directors of the Company, (vi) acquisitions by the Company or its subsidiaries of assets or equity securities of third parties, or (vii) mergers, consolidations, joint ventures, or other business combinations by the Company or any subsidiary with a third party.

         8. REGISTRATION RIGHTS. The Company hereby covenants and agrees as follows:

                  (a) DEFINITIONS. As used in this Section 8, the following terms shall have the meanings set forth below:

                           (i)   The   terms   "register,"    "registered"   and
"registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended ("Securities Act"), and the declaration or ordering of the effectiveness of such registration statement or document.

                           (ii) The term  "Registrable  Securities"  shall mean:
(A) the shares of Common Stock issued or issuable upon exercise of this Warrant; and (B) any other securities of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of the shares of Common Stock referenced in (A) immediately above, excluding in all cases, however, any Registrable Securities sold to the public pursuant to a registration under the Securities Act or an applicable exemption therefrom.

                  (b) PIGGY-BACK REGISTRATION RIGHTS. In the event that (but without any obligation to do so) during the eighteen (18) month period following the Issue Date, the Company proposes to register any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-4, Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall promptly give the Holder of the Registrable Securities written notice of such registration (the "Piggy-Back Notice"). Upon the written request of the Holder given within twenty (20) days after receipt of such Piggy-Back Notice from the Company, the Company shall, subject to the provisions of Subsections 8(h), 8(i) and 8(j) below, cause to be included in the registration statement filed by the Company under the Securities Act all of the Registrable Securities that the Holder has requested to be registered; PROVIDED, HOWEVER, that the Company shall have no such obligation if such registration statement relates to an underwritten offering by the Company and the managing underwriter of the subject offering has expressed in writing its objection to the same to the Company. To the extent that the Holder is offered the opportunity hereunder to include all of its Registrable Securities in a registration statement, such Holder will be deemed to have exercised its sole piggy-back registration right provided by this Subsection 8(b), unless the Holder has been denied the right to participate in such registration by the managing underwriter of the registration, pursuant to this section.

                  (c) FURNISH INFORMATION.  It shall be a condition precedent to the  obligations  of the  Company to take any action  pursuant  hereto  that the
Holder, having chosen to have its Registrable Securities included for registration, shall furnish to the Company such information regarding the Holder, its Registrable Securities and the intended method of disposition of such securities as shall be required to effect the registration thereof. In that connection, the Holder shall be required to represent to the Company that all such information which is given is complete and accurate in all material respects. The Holder shall deliver to the Company a statement in writing from the beneficial owners of such securities that such beneficial owners bona fide intend to sell, transfer or otherwise dispose of such securities.

                  (d) DEFINITION OF EXPENSES.

(i) "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Subsections 8(b) hereof, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, "Blue Sky" fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

(ii) "SELLING EXPENSES" shall mean all underwriting discounts, underwriters' expense allowance, and selling commissions applicable to the sale of Registrable Securities by the Holder and all fees and disbursements of any special counsel (other than the Company's regular counsel).

                  (e) EXPENSE OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance herewith, shall be borne by the Company, and all Selling Expenses shall be borne by the Holder of the Registrable Securities, except in the case of legal fees incurred by the Holder, which shall be paid by the Holder regardless of whether the securities registered hereunder have in fact been sold.

                  (f)  UNDERWRITING   REQUIREMENTS.   The  Holder  proposing  to
distribute its Registrable Securities through an underwriting in which the Company has proposed or is proposing to participate, shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this section, at the request of the managing underwriter, the Holder shall delay the sale of the Registrable Securities which such Holder has requested to be registered under this section for the thirty (30) day period commencing with the effective date of the registration statement. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall not be withdrawn from such registration except at the election of the Holder.

                  (g) DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this section.

                  (h)  INDEMNIFICATION.   In  the  event  that  any  Registrable
Securities are included in a registration statement pursuant hereto:

                  (i) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the officers, directors, attorneys and partners of the Holder, any underwriter (as defined in the Securities Act) for the Holder and each person or entity, if any, that controls the Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which he may become subject under the Securities Act, the Exchange Act or other Federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law; and the Company will reimburse each such Holder, officer, director, attorney or partner, underwriter or any controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder, underwriter or controlling person; and further provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the definitive prospectus, such indemnity agreement shall not inure to the benefit of any underwriter or broker (or the benefit of any person or entity that controls such underwriter or broker), if a copy of the definitive prospectus was not sent or given to such person with or prior to the confirmation of the sale of such securities to such person or entity.

                  (ii) To the extent  permitted by law, each selling Holder will indemnify  and hold  harmless the Company,  its  directors,  its  officers,  its attorneys, any person who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter (within the meaning of the Securities Act) for the Company, any person who (or entity that) controls such underwriter against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, or underwriter or controlling person (or entity) may become subject, under the Securities Act, the Exchange Act or other Federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, attorney, underwriter, or controlling person (or entity) thereof, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

                  (iii) Promptly after receipt by an indemnified party under this Subsection 8(h) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 8(h), notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with reasonable fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 8(h), but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 8(h).

                  (i) REPORTS UNDER EXCHANGE ACT. With a view toward making available to the Holder the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees, upon such registration, to:

(i) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144, at all times; and

(ii) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

                  (j) TERMINATION OF THE COMPANY'S OBLIGATIONS.

         Notwithstanding any provision hereof to the contrary, the Company shall not be required to effect any registration under the Securities Act or under any state securities laws on behalf of any Holder or Holders if, in the opinion of counsel for the Company, the offering or transfer by such Holder or Holders in the manner proposed (including without limitation, the number of shares proposed to be offered or transferred and the method of offering or transfer) is exempt from the registration requirements of the Securities Act and the securities or "Blue Sky" laws of applicable states.

                  (k) HOLDER'S ACCEPTANCE OF OBLIGATIONS. Acceptance of this Warrant by its Holder(s) shall be deemed to constitute the unqualified acceptance by the Holder of all of the terms and conditions set forth herein.

                  (l) LOCK-UP. If requested by the managing underwriter of an underwritten offering by the Company for cash, the Holder agrees that the Holder will not offer, sell, contract to sell, transfer, assign, hypothecate, gift, grant any option or warrant to purchase or right to acquire this Warrant or any of the shares of Common Stock or other securities issuable upon exercise of this Warrant, during the twelve (12) months following the closing of such underwritten public offering, without the prior written consent of such underwriter, and the Holder will permit this Warrant and all certificates evidencing the shares of Common Stock issued upon exercise of this Warrant to be stamped with an appropriate restrictive legend and will cause the warrant and transfer agent for the Company to note such restrictions on the transfer books and records of the Company; and the Holder shall enter into an agreement with respect to the foregoing with the Company and any such underwriter at or before the closing of such public offering.

         9. TRANSFER TO COMPLY WITH THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS. Neither this Warrant nor the shares of Common Stock (or other securities) issuable upon exercise hereof have been registered under the Securities Act or under state securities laws. Except as provided in Section 4 above: (a) this Warrant may not be transferred, assigned, pledged, sold, or otherwise disposed of; and (b) the shares of Common Stock (or other securities) issuable upon exercise of this Warrant may not be transferred, assigned, pledged, sold or otherwise disposed of in the absence of registration under or exemption from the applicable provisions of the Securities Act unless the Holder provides the Company with an opinion of counsel in form and substance satisfactory to the Company (together with such other representations and warranties as the Company may request) that the shares of Common Stock issued or issuable, as applicable, upon exercise of this Warrant may be legally transferred without violating the Securities Act, and any other applicable securities law and then only against receipt of an agreement of the transferee (in form and substance satisfactory to the Company) to comply with the provisions of this section with respect to any resale or other disposition of such securities.


         10. NOTICES. Any notices, consents, waivers, or other communications required or permitted to be given hereunder must be in writing and will be deemed to have been delivered personally: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (c) three (3) days after being sent by U.S. certified mail, return receipt requested; or (d) one (1) day after deposit with a nationally recognized overnight delivery service, in each such case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be: if to the Holder of this Warrant, at the address and facsimile number of the Holder as shown on the registry books maintained by the Company, its transfer agent or the Warrant Agent; and if to the Company, to Guardian Technologies International, Inc., 21351 Ridgetop Circle, Dulles, Virginia 20166, attention: CEO, facsimile number
(703) 654-6005.


         11. SURVIVAL. All agreements, covenants, representations and warranties set forth herein shall survive the execution and delivery of this Warrant and any investigation at any time made by or on behalf of any parties hereto and the exercise and purchase of this Warrant.


         12. AMENDMENTS. The Company may, in its sole discretion, by supplemental agreement or pursuant to an amended warrant certificate issued in exchange for this Warrant make any changes or corrections to the terms and conditions hereof which it deems appropriate in order to (a) reduce the Exercise Price; (b) extend the Expiration Date of this Warrant; (c) cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained; (d) modify such other terms and conditions hereof which modification, in the judgment of the Board of Directors, provides, when considered under the totality of the circumstances a net benefit to or which, in the exercise of such judgment, the Board of Directors reasonably determines would not be contrary to the interests of the Holder of this Warrant; provided, however, that no adverse change in the number or nature of the securities purchasable upon the exercise of this Warrant, or the Exercise Price therefor, or the acceleration of the Warrant Expiration Date, shall be made without the consent in writing of the Holder of this Warrant. The registration rights contained in Section 8 hereof shall survive any such modification of this Warrant.


         13. AGREEMENT OF WARRANT HOLDERS. The Holder, by his acceptance thereof, consents and agrees with the Company and any Transfer or Warrant Agent that:

                  (a) The Warrants are transferable only on the registry books of the Company, any Transfer Agent or Warrant Agent by the Holder thereof in person or by his attorney duly authorized in writing and only if the warrant certificates representing such Warrants are surrendered at the office of the Company or the Transfer or Warrant Agent, if any, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Company and the Transfer or Warrant Agent, if any, in their sole discretion, together with payment of any applicable transfer taxes;


                  (b) The Company and any Transfer or Warrant Agent may deem and treat the person in whose name the warrant certificate is registered as the Holder and as the absolute, true and lawful owner of the Warrants represented thereby for all purposes, and none of the Company, the Transfer Agent or the Warrant Agent shall be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in Section 5 hereof;


                  (c) Each Warrant shall be subject in all respects to the terms and conditions set forth in any amended warrant certificate upon the issuance thereof and upon the mailing by the Company of notice of the amendment of the terms and conditions of this Warrant;


                  (d) Holder shall execute all such further instruments and documents and take such further action as the Company may reasonably require in order to effectuate the terms and purposes of this Warrant.


         14. SEVERABILITY. The provisions of this Warrant shall be considered severable in the event that any of such provisions are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable. Such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are valid and enforceable and which are as similar as possible in term and intent to those provisions deemed to be invalid, void or otherwise unenforceable. Notwithstanding the foregoing, the remaining provisions hereof shall remain enforceable to the fullest extent permitted by law.



         15. GOVERNING LAW. The validity and construction of this Warrant and all matters pertaining hereto are to be determined in accordance with the laws of the State of Delaware without reference to the conflict of law principles of that state.



         16. RIGHTS AS STOCKHOLDER. This Warrant, as such, shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

         17. ENTIRE AGREEMENT. This Warrant is intended to and does contain and embody the entire understanding and agreement of the Company and the Holder with respect to the subject matter hereof and there exists no oral agreement or understanding, express or implied, whereby the absolute, final and unconditional character and nature of this Warrant shall be in any way invalidated, unempowered or affected.

         18. HEADINGS. The headings in this Warrant are for convenience of reference only and are not part of this Warrant.



            [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK.]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name and on its behalf and its corporate seal to be affixed hereon by its duly authorized officers as of the date of issuance first above written.

                                            GUARDIAN TECHNOLOGIES
                                            INTERNATIONAL, INC.


[SEAL]                                      By:________________________________
                                               Name:    _______________________
                                               Title:   _______________________


Attest:


By:      ______________________________________
         Secretary

                Annex A to Class A Common Stock Purchase Warrant

                              FORM OF SUBSCRIPTION

   (Complete and sign only upon exercise of the Class A Common Stock Purchase
                         Warrant in whole or in part.)


To:      Guardian Technologies International, Inc.

         The undersigned, the Holder of the attached Class A Common Stock Purchase Warrant (No. CAW-___) to which this Form of Subscription applies, hereby irrevocably elects to exercise the purchase rights represented by such warrant for and to purchase thereunder shares of common stock, $.001 par value per share (the "Common Stock"), from Guardian Technologies International, Inc. (or such other securities issuable pursuant to the terms of the Class A Common Stock Purchase Warrant) and herewith makes payment of $_________ therefor in cash or by certified or official bank check. The undersigned hereby requests that the certificate(s) representing such securities be issued in the name(s) and delivered to the address(es) as follows:

Name:
                           ---------------------------------------------------
Address:
                           ---------------------------------------------------
Social Security Number:
                           ---------------------------------------------------
Deliver to:
                           ---------------------------------------------------
Address:
                           ---------------------------------------------------


         If the foregoing subscription evidences an exercise of the Class A Common Stock Purchase Warrant to purchase fewer than all of the shares of Common Stock (or other securities issuable pursuant to the terms of the Class A Common Stock Purchase Warrant) to which the undersigned is entitled under such warrant, please issue a new warrant, of like tenor, relating to the remaining portion of the securities issuable upon exercise of such warrant (or other securities issuable pursuant to the terms of such warrant) in the name(s), and deliver the same to the address(es), as follows:

Name:
                           ----------------------------------------------------
Address:
                           ----------------------------------------------------

Dated:
                           ----------------------------------------------------


------------------------------------------
(Name of Holder)                    (Social Security or Taxpayer Identification
                                     Number of Holder, if applicable)

-----------------------------------------------
(Signature of Holder or Authorized Signatory)

------------------------------------------
Signature Guaranteed:


------------------------------------------

                Annex B to Class A Common Stock Purchase Warrant

                               FORM OF ASSIGNMENT

     (To be executed upon transfer of Class A Common Stock Purchase Warrant)

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to ______________________ the right represented by the Class A Common Stock Purchase Warrant (No. CAW-___) to which this Form of Assignment applies with respect to ___________ of the shares issuable upon exercise of the warrant together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________ attorney to transfer such Class A Common Stock Purchase Warrant on the warrant register of Guardian Technologies International, Inc., the issuer of the Class A Common Stock Purchase Warrant, with full power of substitution. Upon such sale, assignment or transfer, a new warrant certificate covering the warrants represented by the Class A Common Stock Purchase Warrant (CAW-___) not being so sold, assigned or transferred, shall be issued to and in the name of the undersigned in accordance with Section 4 of the Class A Common Stock Purchase Warrant.



DATED:                         .
        -----------------------


                                    Signature:





                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant)



                                    Signature Guaranteed: